                                                                   EXHIBIT 10.27
                               [SONUS LETTERHEAD]


                                       Copy Via Facsimile 011 33 1 4591 5199
June 28, 1996                                         Original Via U.S. Mail

Philippe Barthelet
Directeur Administratif et Financier
GUERBET S.A.
Z.I. Paris Nord II
Boile postaic 50400
95943 Roissy Charles de Gaulle
Cedex - FRANCE

Dear Mr. Barthelet:

On June 14, 1996, SONUS Pharmaceuticals, Inc. ("SONUS") delivered to Guerbet S.A. ("Guerbet") a copy of the Phase II Cardiology Study, including myocardial perfusion. Accordingly, under the terms of the Letter Agreement dated October 27, 1994, as amended by those certain letters dated July 27, 1995, August 16, 1995 and August 17, 1995 (the "Letter Agreement"), the period during which Guerbet may determine to exercise its option to acquire rights to EchoGen(R) will expire on July 14, 1996. SONUS recognizes that it will be difficult for Guerbet to fully review and comprehend the data included with the Phase II Cardiology Study within such thirty (30) day period, in particular since this falls in the French vacation period. Accordingly, SONUS hereby agrees that the Option Period (as defined in the Letter Agreement) will be revised and extended to terminate upon the earlier to occur of the following: (i) thirty (30) days following written notice from SONUS to Guerbet specifying that the Option Period will expire thirty (30) days from the date of such written notice; or
(ii) September 30, 1996.

If you are in agreement with the foregoing, please so indicate by executing a copy of this letter in the space provided below.

Sincerely,

SONUS Pharmaceuticals, Inc.

/s/ STEVEN C. QUAY, M.D., Ph.D.

Steven C. Quay, M.D., Ph.D.
President and Chief Executive Officer

SCQ:jh

AGREED TO AND ACCEPTED:           GUERBET S.A.

                                  By:         _______________________________
                                  Name:       _______________________________
                                  Title:      _______________________________
                                  Date:       _______________________________



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